UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2007

Lincolnway Energy, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Iowa	000-51764	20-1118105
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

59511 W Lincoln Highway, Nevada, Iowa		50201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-382-8899

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The January 22, 2007 newsletter of the Iowa Renewable Fuels Association includes an announcement that Lincolnway Energy, LLC plans to begin construction in the spring of 2007 of an expansion of Lincolnway Energy, LLC's ethanol plant near Nevada, Iowa. In addition, numerous other publications have published similar articles based on the Iowa Renewable Fuels Association article. Lincolnway Energy, LLC was not contacted by the Iowa Renewable Fuels Association, or any of the other publications, regarding that announcement.

Although Lincolnway Energy, LLC considers and explores expansion and other opportunities as part of its ongoing business operations and analysis, Lincolnway Energy, LLC did not have any definitive plans as of the date of this Form 8-K to expand Lincolnway Energy, LLC's ethanol plant near Nevada, Iowa.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincolnway Energy, LLC

January 26, 2007	By:	/s/ Richard Brehm

Name: Richard Brehm
Title: President and Chief Executive Officer